EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                 }    CASE NUMBER
                                       }    02-10835
                                       }
The NewPower Company, et. al.          }    JUDGE    W. Homer Drake, Jr.
                                       }
DEBTORS                                }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 3/31/05 To 4/30/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                             Paul Ferdinands
                                             --------------------------
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
and Phone Number                             and Phone Number

P.O. Box 17296                               191 Peachtree St.
Stamford, Ct 06907                           Atlanta, GA 30303
Tel: (203) 329-8412                          Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                            Post Petition
                                                                      Totals

For Period from March 31, 2005 through April 30, 2005

Opening Cash Balance -3/31/05                                          $ 52,620

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                        31
------------------------------------------------------------------------------
Total Inflows                                                              31
-----------------------------------------------------------------------------------------------------------------------
                                                                                             Distribution of Outflows
Outflows:                                                                                  NewPower        The NewPower
Post Petition:                                                                          Holdings, Inc.        Company
--------------                                                                          --------------        -------
Call Center (Sitel)
Professionals - Bankruptcy                                                 25                      25
Consulting Fees                                                            10                      10
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                                  0                       0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                                                        0                       0
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                        0                       0
Customer Refunds
Customer Refunds (Outstanding)                                              0                                         0
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                                    11                      11
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Distribution to Equity
------------------------------------------------------------------------------------------------------------------------
Total Outflows                                                             46                       46                 0
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Cash Flows                                                           (16)
-------------------------------------------------------------------------------
                                                                ---------------
Closing Cash Balance                                              $    52,604
================================================================---------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                          34,452


                                                                   Attachment 1

NewPower Holdings, Inc.
Case Number:  02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2005 through April 30, 2005
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200


Beginning of Month Balance*  - Gross          $ 13,476  (per 3/31/05 G/L)

PLUS:  Current Month New Billings                    -

LESS:  Collections During the Month                  -
                                             ----------
End of Month Balance - Gross                  $ 13,476  (per 4/30/05 G/L)
Allowance for Doubtful Accounts                (13,476)
                                             ----------
End of Month Balance - Net of Allowance       $      -
                                             ==========

     Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                 AR Aging for Post Petition Receivables

                    Current      > 30 days     > 60 days        Total
                 -------------------------------------------------------
                  $       -      $       -     $     111     $    111

                                                                   Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2005 through April 30, 2005
Amounts in $000's


See attached System Generated A/P reports as of 4/30/05 (Attachments 2A and 2B).


Beginning of Period Balance               #         -  (per 3/31/05 G/L)
PLUS:  New Indebtedness Incurred                  582
LESS:  Amounts Paid on A/P                       (582)
                                          ------------

End of Month Balance                      $         -  (per 4/30/05 G/L)
                                          ============

                                                                     Exhibit 2A
                            The New Power Company
                            Vendor Balance Detail
                             As of April 30, 2005

                                               Date                    Num                   Amount              Balance
                                            -------------    -------------------------   -------------    ---------------------
  Department of Revenue Serv. Ct                                                                                           0.00
                                              04/12/2005     EHS LLC, 2004 OP424                250.00                   250.00
                                              04/13/2005     200705                            -250.00                     0.00
                                                                                         -------------    ---------------------
  Total Department of Revenue Serv. Ct                                                            0.00                     0.00

  Kaster Moving Co. Inc.                                                                                                   0.00
                                              04/12/2005     Storage April                       54.00                    54.00
                                              04/13/2005     200702                             -54.00                     0.00
                                                                                         -------------    ---------------------
  Total Kaster Moving Co. Inc.                                                                    0.00                     0.00

  King and Spalding                                                                                                        0.00
                                              04/12/2005     309466 january                   2,851.96                 2,851.96
                                              04/12/2005     273360 March 04                 21,736.09                24,588.05
                                              04/13/2005     200704                         -24,588.05                     0.00
                                                                                         -------------    ---------------------
  Total King and Spalding                                                                         0.00                     0.00

  Morris, Manning & martin, LLP                                                                                            0.00
                                              04/12/2005     #291617 Feb                        165.58                   165.58
                                              04/13/2005     200703                            -165.58                     0.00
                                                                                         -------------    ---------------------
  Total Morris, Manning & martin, LLP                                                             0.00                     0.00

  Mr. Gene Shanks                                                                                                          0.00
                                              04/12/2005     50% Board Fees 2005             10,000.00                10,000.00
                                              04/13/2005     200707                         -10,000.00                     0.00
                                                                                         -------------    ---------------------
  Total Mr. Gene Shanks                                                                           0.00                     0.00

  Mr. Richard Weill                                                                                                        0.00
                                              04/12/2005     50% Board Fees 2005             10,000.00                10,000.00
                                              04/13/2005     200706                         -10,000.00                     0.00
                                                                                         -------------    ---------------------
  Total Mr. Richard Weill                                                                         0.00                     0.00

  Scherers Conferencing                                                                                                    0.00
                                              04/12/2005     Invoice 008273                      83.83                    83.83
                                              04/13/2005     200700                             -83.83                     0.00
                                                                                         -------------    ---------------------
  Total Scherers Conferencing                                                                     0.00                     0.00

  SNET                                                                                                                     0.00
                                              04/12/2005     2033298412082 March                128.72                   128.72
                                              04/13/2005     200701                            -128.72                     0.00
                                                                                         -------------    ---------------------
  Total SNET                                                                                      0.00                     0.00

  Sutherland Asbill & Brennan, LLC                                                                                      -208.11
  Total Sutherland Asbill & Brennan, LLC                                                                                -208.11
                                                                                         -------------    ---------------------

TOTAL                                                                                            0.00                  -208.11
                                                                                         =============    =====================


  Balance at 3/31/05                                                                                                    -208.11
  New Invoices                                                                                                        45,270.18
  Payments                                                                                                           -45,270.18
                                                                                                          ---------------------
  Balance at 4/30/05                                                                                                    -208.11
                                                                                                          =====================

                                                                    Page 1 of 1

                                                                   Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2005 through April 30, 2005
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date      $ 15,587


Inventory at Beginning of Period       $          -  (per 3/31/05 G/L)
PLUS:  Inventrory Purchased                       -  (per daily cash report)
LESS:  Inventory Used or Sold                     -
                                       ------------

End of Month Balance                   $          -  (per 4/30/05 G/L)
                                       ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date            $   1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.


Fixed Assets at Beginning of Period     $          -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                         ------------
Fixed Assets at End of Period            $         -
                                         ============

                                                                Attachment 4
                                                                Page 1 of 16


Name of Debtor :         NewPower Holdings Inc.
Case # :                 02-10835
Reporting Period:        2/01/2005-2/28/2005

Name of Bank:            JP Morgan Chase
Branch:                  New York ABA # 021000021
Account Name:            The New Power Company Concentration Account
Account Number:
Purpose of Account:      Concentration Account

Beginning Balance         $       2,026,241.84
Total Deposits            $           3,549.09
Total Payments            $          46,407.26
Closing Balance           $       1,983,383.67
Service Charges           $             286.78

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A

                                                                Attachment 4
                                                                Page 2 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance          $      16,169,517.43
Total Deposits             $           8,638.51
Total Payments
Closing Balance            $      16,178,155.94
Service Charges            $                -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                Attachment 4
                                                                Page 3 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance          $ 34,433,678.59
Total Deposits             $     18,396.07
Total Payments
Closing Balance            $ 34,452,074.66
Service Charges            $           -

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

April 2005 Interest        #     18,396.07

Interest Calculations:

                                Shares           Distribution   2004 Int.       Q1 2005         April 2005            Balance
Lana Pai                          1,032,000        608,880.00       729.73           947.70           326.19        610,883.624
Enron Energy Services             8,650,400      5,103,736.00     6,116.75         7,943.81         2,734.16      5,120,530.722
Cortez Energy Services            5,000,000      2,950,000.00     3,535.53         4,591.59         1,580.37      2,959,707.483
McGarrett I,  LLC                 6,766,400      3,653,856.00     4,379.09         5,687.12         1,957.44      3,665,879.642
McGarrett II,  LLC                8,458,200      4,567,428.00     5,473.99         7,109.06         2,446.85      4,582,457.908
McGarrett III, LLC                2,791,800      1,507,572.00     1,806.80         2,346.49           807.63     1,512,532.925

Surfboards & Co.- warrants        5,404,800      2,918,592.00     3,497.89         4,542.70         1,563.54      2,928,196.130
EES Warrant Trust - warrants     24,117,800     13,023,612.00    15,608.59        20,270.86         6,976.99     13,066,468.438
Ari Benacerraf- options              10,000          5,400.00         6.47             8.40             2.89          5,417.770

                                                                                                                 ---------------
                                                34,339,076.00    41,154.84        53,447.73        18,396.07      34,452,074.64


                                                                Attachment 4
                                                                Page 4 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits
Total Payments
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period                  200700
Last Check issued this Period                   200707
Total # of checks issued this Period                 8

                                                                Attachment 4
                                                                Page 5 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:    Controlled Disbursements (Customer Refunds)

Beginning Balance                  $0.00
Total Deposits                    $45.48
Total Payments                    $45.48
Closing Balance                    $0.00
Service Charges        N/A

First Check issued this Period                 NA
Last Check issued this Period                  NA
Total # of checks issued this Period           NA

                                                                Attachment 4
                                                                Page 6 of 16

Name of Debtor :         NewPower Holdings Inc.
Case # :                 02-10835
Reporting Period:        2/01/2005-2/28/2005

Name of Bank:            JP Morgan Chase
Branch:                  New York ABA # 021000021
Account Name:            NewPower ACH Account
Account Number:
Purpose of Account:      ACH (T&E)

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                        ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 7 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA  ABA # 051400549
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges         N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                         ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 8 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                        ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 9 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:     Payroll

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges          N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                              ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 10 of 16


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       2/01/2005-2/28/2005

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Enron Segregated A/C
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges          N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                              ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 11 of 16


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       2/01/2005-2/28/2005

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit # 00192
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance                  $0.00  CAN$
Total Deposits
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges          $           -

First Check issued this Period                    NA
Last Check issued this Period                     NA
Total # of checks issued this Period               0


                       ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 12 of 16


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       2/01/2005-2/28/2005

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC ABA # 053000219
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/AES Collections

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges          N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 13 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                       ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 14 of 16


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       2/01/2005-2/28/2005

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges          N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                     ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 15 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2005-2/28/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges         N/A

First Check issued this Period               None
Last Check issued this Period                None
Total # of checks issued this Period         None


                    ACCOUNT CLOSED

                                                                 Attachment 4
                                                                Page 16 of 16


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       2/01/2005-2/28/2005

Name of Bank:           Credit Suisse Asset Management
Branch:                 466 Lexington Ave.  NY, NY 10017-3140
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Short Term Cash Mgmt Portfolio

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges          N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                     ACCOUNT CLOSED

                                                                      Exhibit 5
                             The New Power Company
                                 Check Detail
                                  April 2005


  Num     Date                       Name           Paid Amount  Original Amount
-------- ----------  ------------------------------ -----------  ---------------

200700   04/13/2005  Scherers Conferencing                                83.83
200701   04/13/2005  SNET                                                128.72
200702   04/13/2005  Kaster Moving Co. Inc.                               54.00
200703   04/13/2005  Morris, Manning & martin, LLP                       165.58
200704   04/13/2005  King and Spalding                                24,588.05
200705   04/13/2005  Department of Revenue Serv. Ct                      250.00
200706   04/13/2005  Mr. Richard Weill                                10,000.00
200707   04/13/2005  Mr. Gene Shanks                                  10,000.00

                                                                   Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2005 through April 30, 2005
Amounts in $000's

Taxes Paid During the Month

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from March 31, 2005 through April 30, 2005
Amounts in $000's


Summary of Officer Compensation

See supplemental attachment.

Personnel Report
                                                    Full Time     Part Time

# of Employees at beginning of period                                     1
# hired during the period                                   -             -
# terminated/resigned during period                         -             -
                                                    ------------- ------------
# employees on payroll - end of period                      0             1
                                                    ============= ============

# of employees on temporary consulting assignments                        0
onfirmation of Insurance

See supplemental attachment.*

*  Omitted.

                                                                  Attachment 7B
                                                                 (Supplemental)


                  Payments made to insiders 4/01/05 -4/30/05

Payments are in gross amts

                          Title              Amount         Date                      Type

FOSTER, MARY              President & CEO    $  5,208.33      4/15/2005   Salary for pay period 4/01 - 4/15
                                             $  5,208.33      4/30/2005   Salary for pay period 4/16 - 4/30

SHANKS, EUGENE            Director           $ 10,000.00      4/12/2005   Bi Annual Board Fees

WEILL, RICHARD            Director           $ 10,000.00      4/12/2005   Bi Annual Board Fees
                                             -----------
                                             $ 30,416.67
                                             ============


                                                                   Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2005 through April 30, 2005

None